Exhibit (m)(3) Calculations of Illustrations for VUL IV / VUL IV – ES NY

Narrative for the Hypothetical Illustration 1

I.	The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit, 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 222% x $12,583.23

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$10,309.61
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$774.89
- Mortality & Expense Charge****	$119.39
+ Hypothetical Rate of Return*****	($209.60)

=	$12,583	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$64.49
2	$64.50
3	$64.52
4	$64.54
5	$64.55
6	$64.57
7	$64.58
8	$64.60
9	$64.61
10	$64.63
11	$64.64
12	$64.66
Total	$774.89

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.45% in years 11-20, and 0.30% in years 21+.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($18.14)
2	($18.02)
3	($17.90)
4	($17.77)
5	($17.65)
6	($17.53)
7	($17.40)
8	($17.28)
9	($17.16)
10	($17.04)
11	($16.92)
12	($16.79)
Total	($209.60)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$12,583.23
- Year 5 Surrender Charge	$4,168.00

=	$8,415	(rounded to the nearest dollar)

II.	The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit, 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 222% x $15,206.11

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$12,070.01
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$770.55
- Mortality & Expense Charge****	$135.29
+ Hypothetical Rate of Return*****	$664.43

=	$15,206	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$64.19
2	$64.20
3	$64.20
4	$64.20
5	$64.21
6	$64.21
7	$64.21
8	$64.22
9	$64.22
10	$64.22
11	$64.23
12	$64.23
Total	$770.55

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.45% in years 11-20, and 0.30% in years 21+.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$55.77
2	$55.70
3	$55.62
4	$55.55
5	$55.48
6	$55.41
7	$55.33
8	$55.26
9	$55.19
10	$55.11
11	$55.04
12	$54.97
Total	$664.43

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$15,206.11
- Year 5 Surrender Charge	$4,168.00

=	$11,038	(rounded to the nearest dollar)

III.	The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit, 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 222% x $18,291.16

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$14,058.27
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50

- Monthly Deduction***	$765.56
- Mortality & Expense Charge****	$153.24
+ Hypothetical Rate of Return*****	$1,774.18

=	$18,291	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$63.86
2	$63.85
3	$63.84
4	$63.83
5	$63.81
6	$63.80
7	$63.79
8	$63.78
9	$63.77
10	$63.75
11	$63.74
12	$63.73
Total	$765.56

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.45% in years 11-20, and 0.30% in years 21+.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$144.64
2	$145.21
3	$145.78
4	$146.36
5	$146.94
6	$147.53
7	$148.12
8	$148.71

9	$149.31
10	$149.92
11	$150.53
12	$151.14
Total	$1,774.18

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$18,291.16
- Year 5 Surrender Charge	$4,168.00

=	$14,123	(rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 2

I.	The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $96,949.29

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$79,081.73
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$3,748.43
- Mortality & Expense Charge****	$910.53
+ Hypothetical Rate of Return*****	($1,598.48)

=	$96,949	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$311.89
2	$311.98
3	$312.07
4	$312.15
5	$312.24
6	$312.33
7	$312.41
8	$312.50
9	$312.59
10	$312.67
11	$312.76
12	$312.84
Total	$3,748.43

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.30% in years 11-20, and 0.20% in years 21+.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($137.04)
2	($136.34)
3	($135.64)
4	($134.94)
5	($134.24)
6	($133.55)
7	($132.85)
8	($132.16)
9	($131.46)
10	($130.77)
11	($130.08)
12	($129.39)
Total	($1,598.48)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$96,949.29
- Year 5 Surrender Charge	$20,840.00

=	$76,109	(rounded to the nearest dollar)

II.	The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $116,761.07

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$92,323.78
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$3,716.23
- Mortality & Expense Charge****	$1,030.02
+ Hypothetical Rate of Return*****	$5,058.53

=	$116,761	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$309.71
2	$309.70
3	$309.70
4	$309.70
5	$309.69
6	$309.69
7	$309.68
8	$309.68

9	$309.68
10	$309.67
11	$309.67
12	$309.66
Total	$3,716.23

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.30% in years 11-20, and 0.20% in years 21+.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$421.03
2	$421.12
3	$421.21
4	$421.31
5	$421.40
6	$421.50
7	$421.59
8	$421.68
9	$421.78
10	$421.87
11	$421.97
12	$422.07
Total	$5,058.53

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$116,761.07
- Year 5 Surrender Charge	$20,840.00

=	$95,921	(rounded to the nearest dollar)

III.	The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $140,026.85

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$107,260.41
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$3,679.22
- Mortality & Expense Charge****	$1,164.77
+ Hypothetical Rate of Return*****	$13,485.44

=	$140,027	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$307.24
2	$307.13
3	$307.02
4	$306.90
5	$306.78
6	$306.67
7	$306.55
8	$306.43
9	$306.31
10	$306.19
11	$306.07
12	$305.94
Total	$3,679.22

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% in years 1-10, 0.30% in years 11-20, and 0.20% in years 21+.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,091.36
2	$1,097.10
3	$1,102.89
4	$1,108.73
5	$1,114.61
6	$1,120.53
7	$1,126.50
8	$1,132.52
9	$1,138.58
10	$1,144.70
11	$1,150.86
12	$1,157.06
Total	$13,485.44

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$140,026.85
- Year 5 Surrender Charge	$20,840.00

=	$119,187	(rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 3

I.	The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 222% x $11,892.70

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$9,764.14
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$935.64
- Mortality & Expense Charge****	$113.70
+ Hypothetical Rate of Return*****	($199.60)

=	$11,893	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$70.36
2	$70.38
3	$70.40
4	$70.42
5	$70.44
6	$70.46
7	$70.48
8	$70.50
9	$70.52
10	$70.54
11	$70.56
12	$70.57
Total	$845.64

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($17.40)
2	($17.26)
3	($17.12)
4	($16.98)
5	($16.84)
6	($16.70)
7	($16.56)

8	($16.42)
9	($16.29)
10	($16.15)
11	($16.01)
12	($15.87)
Total	($199.60)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$11,892.70
- Year 5 Surrender Charge	$4,168.00

=	$7,725	(rounded to the nearest dollar)

II.	The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 222% x $14,406.15

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$11,455.30
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$931.10
- Mortality & Expense Charge****	$128.98
+ Hypothetical Rate of Return*****	$633.44

=	$14,406	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$70.06
2	$70.06
3	$70.07
4	$70.08
5	$70.08
6	$70.09
7	$70.09
8	$70.10
9	$70.11
10	$70.11
11	$70.12
12	$70.13
Total	$841.10

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$53.49
2	$53.36
3	$53.24
4	$53.11
5	$52.98
6	$52.85
7	$52.72
8	$52.60
9	$52.47
10	$52.34
11	$52.21
12	$52.08
Total	$633.44

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$14,406.15
- Year 5 Surrender Charge	$4,168.00

=	$10,238	(rounded to the nearest dollar)

III.	The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $400,000 or 222% x $17,365.81

= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$13,367.19
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$122.50
- Monthly Deduction***	$925.87
- Mortality & Expense Charge****	$146.25
+ Hypothetical Rate of Return*****	$1,693.25

=	$17,366	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$69.71
2	$69.70
3	$69.69
4	$69.68
5	$69.67
6	$69.66
7	$69.65
8	$69.64
9	$69.63
10	$69.62
11	$69.61
12	$69.60
Total	$835.87

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$138.77
2	$139.19
3	$139.60
4	$140.02
5	$140.44
6	$140.87
7	$141.30
8	$141.73
9	$142.17
10	$142.61
11	$143.05
12	$143.50
Total	$1,693.25

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$17,365.81
- Year 5 Surrender Charge	$4,168.00

=	$13,198	(rounded to the nearest dollar)

Narrative for the Hypothetical Illustration 4

I.	The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $94,937.08

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4:	$77,515.51
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$4,239.89
- Mortality & Expense Charge****	$894.03
+ Hypothetical Rate of Return*****	($1,569.51)

=	$94,937	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$345.26
2	$345.36
3	$345.47
4	$345.57
5	$345.67
6	$345.77
7	$345.88
8	$345.98
9	$346.08
10	$346.18
11	$346.28
12	$346.38
Total	$4,149.89

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	($134.90)
2	($134.15)
3	($133.40)
4	($132.65)
5	($131.90)
6	($131.16)
7	($130.41)
8	($129.67)
9	($128.93)
10	($128.19)
11	($127.45)
12	($126.71)
Total	($1,569.51)

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$94,937.08
- Year 5 Surrender Charge	$20,840.00

=	$74,097	(rounded to the nearest dollar)

II.	The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $114,441.10

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$90,563.61
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$4,204.80
- Mortality & Expense Charge****	$1,011.81
+ Hypothetical Rate of Return*****	$4,969.10

=	$114,441	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$342.88
2	$342.88
3	$342.89
4	$342.89
5	$342.89
6	$342.90
7	$342.90
8	$342.91
9	$342.91
10	$342.91
11	$342.92
12	$342.92
Total	$4,114.80

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$414.50
2	$414.43
3	$414.35
4	$414.28
5	$414.20
6	$414.13
7	$414.06
8	$413.98
9	$413.91
10	$413.83
11	$413.75
12	$413.68
Total	$4,969.10

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$114,441.10
- Year 5 Surrender Charge	$20,840.00

=	$93,601	(rounded to the nearest dollar)

III.	The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:

Death Benefit:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value

= $2,000,000 or 222% x $137,355.40

= $2,000,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$105,286.78
+ Annual Premium*	$25,000.00
- Premium Expense Charge**	$875.00
- Monthly Deduction***	$4,164.47
- Mortality & Expense Charge****	$1,144.67
+ Hypothetical Rate of Return*****	$13,252.77

=	$137,355	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.
**	Premium Expense Charge is 3.5% of each premium payment.
***	The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$340.19
2	$340.08
3	$339.96
4	$339.84
5	$339.72
6	$339.61
7	$339.48
8	$339.36
9	$339.24
10	$339.12
11	$338.99
12	$338.87
Total	$4,074.47

****	The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.
*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.56%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	$1,074.59
2	$1,079.87
3	$1,085.19
4	$1,090.55
5	$1,095.96
6	$1,101.40
7	$1,106.89
8	$1,112.43
9	$1,118.00
10	$1,123.62
11	$1,129.28
12	$1,134.99
Total	$13,252.77

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$137,355.40
- Year 5 Surrender Charge	$20,840.00

=	$116,515	(rounded to the nearest dollar)